SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 8 – SUBSEQUENT EVENTS

During April and May 2019, the Company sold 522,212 shares of its common stock to certain investors for cash proceeds of $4,727,435 of which the Company’s CEO purchased 11,100 shares for $118,881 of cash and the Company’s CFO purchased 5,000 shares for $53,550 of cash.

During April 2019, the Company received a waiver from Pacific Seaboard, whereby Pacific Seaboard permanently waived the issuance of the last 200,000 shares of the Company’s common stock required to be issued under its consulting agreement with the Company. As a result, the Company will only issue 400,000 shares of its common stock to Pacific Seaboard instead of 600,000 shares of common stock. See Note 7.

NOTE 9 – SUBSEQUENT EVENTS

During February 2019, the Company completed its initial public offering in which the Company sold 1,020,820 shares of its common stock for gross proceeds of $8,166,560 (net proceeds of $7,251,142).

The Company also issued the placement Agents warrants to purchase 40,833 shares of the Company’s common stock at an exercise price of $9.60 per common share, which warrants are exercisable until December 18, 2023.

During February 2019, the Company was awarded a grant to receive $1,000,000 from the Alzheimer's Association to advance XPro1595, a novel therapy targeting neuroinflammation as a cause of Alzheimer’s disease. The $1,000,000 award will be paid to the Company in tranches based on the company’s Company’s achieving certain specified milestones over the course of the Phase 1 clinical trial. During March 2019, the Company received $600,000 in cash pursuant to this grant.